Exhibit 10.1

SEVENTH AMENDMENT

TO

SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P.

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P. (this “Amendment”), dated as of December 13, 2019, is entered into by GLOBAL NET LEASE, INC., a Maryland corporation, as general partner (the “General Partner”) of GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Partnership”), for itself and on behalf of any limited partners of the Partnership.

WHEREAS, the Second Amended and Restated Agreement of Limited Partnership of the Partnership was entered into on June 2, 2015 (as now or hereafter amended, restated, modified, supplemented or replaced, the “Partnership Agreement”);

WHEREAS, on November 22, 2019, the General Partner, for itself and on behalf of any limited partners of the Partnership, entered into the Sixth Amendment to the Partnership Agreement (the “Sixth Amendment”) to set forth the designations, allocations, preferences, conversion and other special rights, powers and duties of a new series of Preferred Units (as defined in the Sixth Amendment) of the Partnership designated as “6.875% Series B Cumulative Redeemable Perpetual Preferred Units” (the “Series B Preferred Units”);

WHEREAS, the Series B Preferred Units were created and were initially issued in conjunction with the General Partner’s initial issuance and sale of shares of its 6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), and, as such, the Series B Preferred Units are intended to have designations, preferences and other rights and terms that are substantially the same as those of the Series B Preferred Stock, all such that the economic interests of the Series B Preferred Units and the Series B Preferred Stock are substantially similar;

WHEREAS, on November 26, 2019, the General Partner issued and sold 3,450,000 shares of Series B Preferred Stock in an underwritten public offering, and, in connection therewith, the General Partner, pursuant to Section 4.02(b) of the Partnership Agreement, has contributed the net proceeds of such issuance and sale to the Partnership in exchange for, and has caused the Partnership to issue to the General Partner, 3,450,000 Series B Preferred Units;

WHEREAS, the General Partner has authorized the issuance and sale from time to time of up to 8,000,000 additional shares of Series B Preferred Stock in an at-the-market offering, and, in connection therewith, the General Partner, pursuant to Section 4.02(b) of the Partnership Agreement, will, upon the issuance and sale of any shares of Series B Preferred Stock in such offering, contribute the net proceeds of such issuances and sales to the Partnership in exchange for, and will cause the Partnership to issue to the General Partner, a number of Series B Preferred Units equal to the number of shares of Series B Preferred Stock actually issued in such offering from time to time;

WHEREAS, pursuant to the authority granted to the General Partner pursuant to Section 4.02(a) and Article 11 of the Partnership Agreement, and as authorized by resolutions of the Board of Directors of the General Partner, pursuant to the unanimous written consent dated as of December 6, 2019, the General Partner desires to amend the Partnership Agreement to increase the number of Series B Preferred Units it is authorized to issue and to issue additional Series B Preferred Units to the General Partner.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

Annex B to the Partnership Agreement is hereby amended by deleting Section 1 thereof and replacing such Section with the following new Section 1:

“1. Designation and Number. A series of Preferred Units (as defined below) of Global Net Lease Operating Partnership, L.P., a Delaware limited partnership (the “Partnership”), designated as “6.875% Series B Cumulative Redeemable Perpetual Preferred Units” (the “Series B Preferred Units”), is hereby established. The number of authorized Series B Preferred Units shall be 11,450,000.”

Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

GENERAL PARTNER:

GLOBAL NET LEASE, INC.

By:	/s/ James L. Nelson
	Name:	James L. Nelson
	Title:	Chief Executive Officer and President

[Signature Page to Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership]